UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2004

                           Portec Rail Products, Inc.
             (Exact name of registrant as specified in its charter)

    West Virginia                     000-50543                 55-0755271
----------------------           ----------------------     -----------------
(State or other jurisdiction       (SEC File Number)         (I.R.S. Employer
         of incorporation)                                  Identification No.)

           900 Old Freeport Road, Pittsburgh, Pennsylvania, 15238-8250
        ---------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (412) 782-6000


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K


Item 7.           Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  The  following  exhibit  is  attached  as part of this  report:

     99.1 Press release of Portec Rail Products, Inc. (the "Company") dated May 27, 2004.

Item 9.           Regulation FD Disclosure

          On May 27, 2004, the Company issued a press release announcing its plans to pay a quarterly cash dividend of $.05 per share on its common stock. A copy of the Company's press release is attached as exhibit
          99.1 to this report.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Portec Rail Products, Inc.


DATE:  May 27, 2004                   By:  /s/ John S. Cooper
                                           -----------------------------
                                           John S. Cooper
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

99.1 Press release from Portec Rail Products, Inc. dated May 27, 2004.

                                                                    EXHIBIT 99.1

For Immediate Release
Thursday, May 27, 2004

For further information contact:
John S. Cooper
President and Chief Executive Officer
Portec Rail Products, Inc.
(412) 782-6000, ext. 201

Press Release

Portec Rail Products, Inc. Announces Second Quarter 2004 Dividend

PITTSBURGH, PA. --(BUSINESS WIRE)--May 27, 2004--At the annual meeting on May 26, 2004, shareholders elected Portec Rail Products, Inc. (NASDAQ National Market "PRPX") Board of Directors and ratified the appointment of BKD, LLP as the Company's independent auditors. Following the annual meeting, the Board of Directors declared a quarterly cash dividend of five cents per share. The cash dividend will be paid on June 30, 2004, to shareholders of record on June 9, 2004.

Portec Rail Products, Portec Rail Products Inc., headquartered in Pittsburgh, Pennsylvania, manufactures, supplies and distributes a broad range of railroad products, including rail joints, rail anchors and spikes, railway friction management products and load securement systems. The Company's largest business unit, the Railway Maintenance Products Division, operates a manufacturing and assembly plant in Huntington, West Virginia, and is also headquartered in Pittsburgh. The Company has a Canadian subsidiary headquartered near Montreal with a manufacturing operation in St. Jean, Quebec. The Company sells load securement systems to the railroad freight car market through its Shipping Systems Division located near Chicago, Illinois. The Company also manufactures railway products and material handling equipment at its wholly-owned subsidiary in the United Kingdom with operations in Wrexham, Wales and Leicester, England. Portec Rail Products, Inc.'s web site address is www.portecrail.com.

The foregoing information contains forward-looking statements. The Company cautions that such statements are subject to a number of uncertainties. The Company identifies below important factors that could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. In particular, the Company's future results could be affected by a variety of factors, such as customer demand for our products; competitive dynamics in the North American and worldwide railroad and railway supply industries; capital expenditures by the railway industry in North America and worldwide; the development and retention of sales representation and distribution agreements with third parties; fluctuations in the cost and availability of raw materials and supplies; currency rate fluctuations; and exposure to pension liabilities. Additional cautions regarding forward-looking statements are provided in the Company's Form 10-K under the heading "Cautionary Statement Relevant to Forward-looking Statements." The Company does not undertake, and specifically disclaims, any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.